UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(1) We are a remote-friendly company, with several hubs and locations for employees to collaborate. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Vinco Ventures, Inc. (the “Company”) duly appointed Gabe Hunterton as President effective as of October 3, 2022.

Gabe Hunterton is an experienced leader with extensive history in multiple spaces including gaming and gaming technology. His most recent position was President of City of Dreams Macau, a flagship casino property of Melco Corporation (Nasdaq: MLCO). He was Deputy Chief Operating Officer of Galaxy Macau, one of the largest casinos in the world. He also served as Chief Operations Officer of Star World a wholly owned subsidiary of Galaxy Entertainment Group LTD. (Hong Kong Exchange HKEX: 0027). He was Senior Vice President of Business Development and Senior Vice President of Casino Operations for MGM Macau. At times in his career, he had over 10,000 employees reporting to him. His gaming industry experiences ranges from dealer to Chief Operating Officer, having overseen two of the largest and most profitable gaming resorts in the world. He has also consulted with companies on technology integration, license valuation, asset valuation, and RFP development for new gaming resort markets. He has extensive experience in online gaming and technology. Gabe holds a BA in Economics from Yale University.

From October 2017 to January 2018, he served as Property President, City of Dreams Macau. From February 2018 to present, Mr. Hunterton has had his own consulting practice in which he has focused his efforts on providing expertise on various facets of the gaming industry including license valuation, tech evaluation, deal valuation, asset valuation, developing long term projections on the Macau and Asian gaming markets and developing an RFP for and acting as the COO of a casino project in Japan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2022

VINCO VENTURES, INC.

By:	/s/ Ross Miller
Name:	Ross Miller
Title:	Chief Executive Officer